UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 20, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Washington                  000-22418                 91-1011792
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(State or Other Jurisdiction   (Commission File No.)         (IRS Employer
     of Incorporation)                                    Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 19, 2005, Itron, Inc. ("we," "our" or "the Company") completed two amendments to our $240 million senior secured credit facility, which consisted of a $55 million five-year senior secured revolving credit facility (revolver) and a $185 million seven-year senior secured term loan (term loan). The amendments included a 50 basis point reduction in the term loan interest rate and an increase to our maximum consolidated leverage and consolidated senior debt ratios. In addition, we obtained the ability to increase our revolver commitment to $75 million at a future date, subject only to the consent of the Lead Arranger, the Administrative Agent and funding commitments from one or more lenders. We also increased our letter of credit limit to $55 million and have the ability to increase it to $65 million at a future date.

Our required minimum quarterly principal payments have decreased to $324,000 for the next 19 quarters ($1.3 million annually) with the remaining balance to be paid in four installments over the last six quarters. The term loan continues to mature in 2011.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number             Description
-------            -------------------------------------------------------------

10.23 Fourth Amendment to the Credit Agreement dated April 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.

10.24 Fifth Amendment to the Credit Agreement dated April 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.

                             ---------------------

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                ITRON, INC.

Dated:  April 20, 2005          By:  /s/ STEVEN M. HELMBRECHT
                                     ------------------------
                                Steven M. Helmbrecht
                                Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number             Description
-------            -------------------------------------------------------------

10.23 Fourth Amendment to the Credit Agreement dated April 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.

10.24 Fifth Amendment to the Credit Agreement dated April 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.